Equity Investments Without Readily Determinable Fair Value	12 Months Ended
Dec. 31, 2020
Investments Debt And Equity Securities [Abstract]
Equity Investments Without Readily Determinable Fair Value
7.	EQUITY INVESTMENTS WITHOUT READILY DETERMINABLE FAIR VALUE (PREVIOUSLY KNOWN AS COST METHOD INVESTMENT)

As of December 31, 2019, and 2020, we had investments in four private companies without a readily determinable fair value. We owned not more than 10% of the total investment in each such company. Under ASU 2016-01, we elected to measure these equity investments using the measurement alternative, which requires that these investments are measured at cost, less any impairment, plus or minus any changes resulting from observable price changes in orderly transactions for an identical or similar investment of the same issuer. For the years ended December 31, 2019, these investments were not impaired and there were no observable price changes. For the year ended December 31,2020, we recorded an impairment charge of $449,432 to reduce the carrying balance of the investments. As a result, the balance shown below as of December 31, 2019 and 2020 represents the cost of the investments adjusted for exchange rate differences. As of December 31, 2019 and 2020, our equity investments without readily determinable fair value were as follows:

	December 31,
	2019	2020
Beginning balance	$1,631,892	$1,605,459
Acquisitions	—	—
Observable price changes	—	—
Impairment on investments	—	(449,432)
Exchange difference	(26,433)	85,371
Ending balance	$1,605,459	$1,241,398

There was an impairment of $449,432 of the Company’s cost method investment for the year ended December 31, 2020 (nil for 2019 and 2018).

In December 2020, we identified certain triggering events, the predicted operating cash flow was getting worse than expected due to the decrease in business activities caused by COVID-19, which indicated that our equity investments without readily determinable fair value in Shanghai Yuyou Information & Technology Co., Ltd. (“CFO Yuyou”) could be impaired. In accordance with ASU 2016-01, an equity investment without readily determinable fair value analysis was performed and determined the equity investments without readily determinable fair value charge to be recorded on its consolidated financial statements resulting from an other-than-temporary impairment. We completed an other-than-temporary impairment analysis to determine the potential equity investments without readily determinable fair value charge to be recorded on our consolidated financial statements. As a result, an impairment charge of approximately $449,432 was recorded in the loss from equity investments without readily determinable fair value on the consolidated statement of operations.

The discounted cash flow fair value estimate is based on known or knowable information at the measurement date. Fair value determinations require considerable judgment and are sensitive to changes in underlying assumptions and factors. As such, the fair value of the CFO Yuyou equity investments without readily determinable fair value represents a Level 3 measurement. As a result, actual results may differ from the estimates and assumptions made for purposes of this impairment analysis.